UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 25, 2014

Beacon Roofing Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-50924	36-4173371
(Commission	(IRS Employer
File Number)	Identification No.)

505 Huntmar Park Drive, Suite 300, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 323-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 25, 2014, Beacon Roofing Supply, Inc. (the “Company”) issued a press release providing information regarding earnings for the fourth quarter and year ended September 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

On November 25, 2014, the Company delivered a presentation as part of the webcast for the earnings conference call for the fourth quarter and year ended September 30, 2014. A copy of the presentation is attached hereto as Exhibit 99.2.

The information including Exhibit 99.1 and Exhibit 99.2 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

99.1	Beacon Roofing Supply, Inc. press release dated November 25, 2014
99.2	Beacon Roofing Supply, Inc. FY 2014 fourth quarter earnings presentation dated November 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: November 25, 2014	By:	/s/ Joseph M. Nowicki
Joseph M. Nowicki
Executive Vice President and CFO